                              PARTNERSHIP INTEREST
                           PURCHASE AND SALE AGREEMENT


                  This Partnership Interest Purchase and Sale Agreement is entered into this 22nd day of December, 2000 (this "Agreement") by and among Indiana Gaming Company, an Indiana corporation, ("Indiana Gaming"), Argosy Gaming Company, a Delaware corporation ("Argosy" and together with Indiana Gaming, the "Argosy Parties"), Conseco Entertainment, L.L.C., an Indiana limited liability company ("Conseco LLC"), Conseco, Inc., an Indiana corporation ("Conseco" and together with Conseco LLC, the "Conseco Parties"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Second Amended and Restated Agreement of Limited Partnership of Indiana Gaming Company L.P. dated February 21, 1996 among Indiana Gaming, Conseco LLC, Centaur, Inc. ("Centaur") and R.J. Investments, Inc., an Indiana corporation ("RJ") (the "Partnership Agreement").

                                    RECITALS:

                  A. Indiana Gaming is the general partner of the Indiana Gaming Company, L.P., an Indiana limited partnership (the "Partnership"), and owns 57.5% of the partnership interests in the Partnership.

                  B. Conseco LLC is a limited partner in the Partnership and owns 29% of the partnership interests in the Partnership, which includes, but is not limited to, common and preferred equity and capital loans of the Partnership (the "Conseco Partnership Interest").

                  C. Centaur is a limited partner in the Partnership and owns 13.5% of the partnership interests in the Partnership (Centaur having acquired by merger the 4.0% partnership interest in the Partnership previously owned by RJ which merged into Centaur in October, 1999) (the "Centaur Partnership Interest").

                  D. Indiana Gaming, Conseco LLC and Centaur are parties to the Partnership Agreement.

                  E. Pursuant to Section 15.2(a) of the Partnership Agreement, on April 28, 2000, Indiana Gaming received notification from Conseco LLC of Conseco LLC's intent to sell the Conseco Partnership Interest.

                  F. Prior to the date hereof, the parties to this Agreement have been engaged in litigation regarding various issues relating to the Partnership Agreement. Such litigation is more particularly described on Exhibit A attached hereto (the "Litigation").

                  G. In partial consideration for the Conseco Partnership Interest, pursuant to Section 5.1(d) of the Partnership Agreement, Conseco LLC contributed capital to the Partnership as preferred equity in the Partnership (the "Conseco Preferred Equity") and as of the date hereof the Conseco Partnership Interest includes an outstanding Adjusted Preferred Equity Balance of $8,120,935.87 (the "Preferred Equity Balance").

                  H. Pursuant to Section 5.3(a) of the Partnership Agreement, Conseco LLC made certain capital loans to the Partnership (the "Conseco Capital Loans") which as of the date hereof have an outstanding principal balance of $9,080,805.56 (the "Capital Loan Balance").

                  I. On December 16, 2000 the parties hereto entered into a Settlement Agreement ("Settlement Agreement") which contemplates the settlement of the Litigation and the purchase by the Argosy Parties of the Conseco Partnership Interest including the Conseco Preferred Equity and Conseco Capital Loans.

                  NOW, THEREFORE, the parties agree as follows:

                  1. SETTLEMENT AGREEMENT. Prior to or on the date hereof, the parties hereto have exchanged the agreed judgments referred to in Section 2 of the Settlement Agreement with respect to the Hamilton County Action (as defined in Exhibit A). Promptly after the execution of this Agreement the parties shall execute and file the stipulations of dismissal with prejudice of the Tippecanoe County Action and Madison County Action (each as defined in Exhibit A) as contemplated by Section 1 of the Settlement Agreement. The terms and provisions of the Settlement Agreement are incorporated by reference into this Agreement.

                  2.       REGULATORY CONSENT AND APPROVAL.

                  (a) Promptly after the execution and delivery of this Agreement, the parties hereto shall file (i) all necessary applications and documents required by the Indiana Gaming Commission (the "IGC") in connection with the transfer of the Conseco Partnership Interest as contemplated by this Agreement, and (ii) the notification forms required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") with the U.S. Department of Justice ("DOJ") and the Federal Trade Commission ("FTC"). Argosy shall pay all filing fees required by the HSR Act. The IGC, DOJ and FTC are hereinafter collectively referred to as "Regulatory Authorities."

                  (b) Each party hereto agrees to promptly respond to any and all requests of any Regulatory Authorities for further information or documents and to promptly make all appropriate persons available for interviews or discussions with any Regulatory Authorities. Each party agrees to promptly make available to the other any correspondence, notices, subpoenas or requests received from any Regulatory Authorities.

                  (c) The parties hereto agree to cooperate with one another to obtain the consent and approval of any Regulatory Authorities and to use their respective best efforts to obtain such consent and approval and to cause the Partnership to use its best efforts to obtain such consent and approval.

                  (d) As used herein "IGC" shall include all staff of the IGC as well as its members.

                  3. CLOSING. The closing of the exchange of Settlement/Purchase Price (as hereinafter defined) for the transfer of the Conseco Partnership Interest, including the Conseco Preferred Equity and the Conseco Capital Loans (the "Closing"), shall take place, subject to Section 10(b) hereof, at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601 at 10:00 a.m. local Chicago time on March 1, 2001 (such date is hereinafter referred to as the "Closing Date") or at such other date, place or time mutually agreed to by Argosy and the Conseco Parties.

                  4. PURCHASE AND SALE. At the Closing on the Closing Date, Indiana Gaming shall pay the Settlement/Purchase Price to Conseco LLC and Conseco LLC shall transfer, assign, convey and deliver to Indiana Gaming the Conseco Partnership Interest, including the Conseco Preferred Equity and the Conseco Capital Loans, free and clear of any and all pledges, liens, encumbrances, security interests or other claims or rights of others of any kind or nature.

                  5.       CONSIDERATION.

                  (a) At the Closing on the Closing Date, Indiana Gaming shall pay to Conseco LLC an amount equal to $260.0 million (the "Settlement/Purchase Price") in exchange for the Conseco Partnership Interest, including the Conseco Preferred Equity and the Conseco Capital Loans. Nothing herein relieves the obligation of Indiana Gaming to pay amounts due and owing to Conseco LLC under the Partnership Agreement prior to the Closing Date.

                  (b) Indiana Gaming's payment of the Settlement/Purchase Price pursuant to Section 5(a) above shall be by wire transfer of immediately available federal funds to an account designated by Conseco LLC prior to the Closing Date.

                  6.       DELIVERIES.  At the Closing on the Closing Date,

                  (a) Indiana Gaming shall deliver to Conseco LLC the following:

                           (i)      payment of the Purchase Price;

                           (ii) certified resolutions of the Board of Directors of Argosy, and the directors and stockholders of Indiana Gaming approving this Agreement and all transactions contemplated hereunder;

                           (iii) the dismissals (with prejudice) of the Hamilton County Action attached hereto as Exhibit B ("Dismissal") executed by the Argosy Parties;

                           (iv) an officer's certificate of an authorized officer of each of the Argosy Parties affirming that the representations and warranties of the Argosy Parties set forth in Section 8 of this Agreement are true and correct on and as of the Closing Date; and

                           (v) such other documents as Conseco or Conseco LLC or their counsel may reasonably request to carry out the purpose of this Agreement.

                  (b) Conseco LLC shall deliver to Indiana Gaming the following:

                           (i) any original certificates or notes issued by the Partnership to evidence the Conseco Partnership Interest or the Conseco Capital Loans, if any, or a bill of sale and assignment effectively conveying the Conseco Partnership Interest together with an acknowledgement as to the payment in full of Conseco's Preferred Equity and Conseco Capital Loans;

                           (ii) certified resolutions of the directors of Conseco and the members of Conseco LLC approving this Agreement and all transactions contemplated hereunder;

                           (iii) officer's certificate of an authorized officer of Conseco LLC affirming that the representations and warranties of the Conseco Parties set forth in Section 7 of this Agreement are true and correct on and as of the Closing Date;

                           (iv)     the Dismissal executed by the Conseco
                                    Parties; and

                           (v) such other documents as Indiana Gaming or Argosy or their counsel may reasonably request to carry out the purpose of this Agreement.

                  (c) The parties hereto shall, on request, on or after the date hereof and the Closing Date, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

                  7. WARRANTIES OF THE CONSECO PARTIES. The Conseco Parties, jointly and severally, represent and warrant to the Argosy Parties as follows:

                  (a) Conseco LLC is the true and lawful owner, of record and beneficially, of the Conseco Partnership Interest, the Conseco Preferred Equity and the Conseco Capital Loans free and clear of any and all pledges, liens, encumbrances, security interests or other claims or rights of others of any kind or nature.

                  (b) Each of the Conseco Parties has taken all requisite limited liability company or corporate action, as the case may be, to approve this Agreement.

                  (c) The Conseco Parties each have all right, power and authority to enter into and perform their respective obligations under this Agreement, and the execution and performance of this Agreement does not violate or conflict with or constitute a default under the Operating Agreement, Certificate of Incorporation or By-laws of either of the Conseco Parties.

                  (d) This Agreement has been duly executed and delivered by each of the Conseco Parties and is binding upon and enforceable against each of the Conseco Parties in accordance with it terms and conditions, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement or similar laws affecting the rights of creditors generally and judicial limitations upon specific performance of certain types of obligations.

                  (e) Between the date hereof and the Closing Date neither of the Conseco Parties will take any action which will cause the warranties and representations set forth in Sections 7(a)-(d) above to be untrue or inaccurate.

                  8. WARRANTIES OF THE ARGOSY PARTIES. The Argosy Parties, jointly and severally, represent and warrant to the Conseco Parties as follows:

                  (a) Each of the Argosy Parties is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

                  (b) Each of the Argosy Parties has taken all requisite corporate action to approve this Agreement.

                  (c) This Agreement has been duly authorized, executed and delivered by each of the Argosy Parties and is binding upon, and enforceable against each of the Argosy Parties in accordance with its terms and conditions, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement or similar laws affecting the rights of creditors generally and judicial limitations upon the specific performance of certain types of obligations.

                  (d) The execution of this Agreement by each of the Argosy Parties and the performance of obligations hereunder will not violate or conflict with or constitute a default under the Certificate of Incorporation or By-laws of any of the Argosy Parties.

                  (e) Between the date hereof and the Closing Date no Argosy Party will take any action which will cause the warranties and representations set forth in Section 8(a)-(d) above to be untrue or inaccurate.

                  9.       GUARANTEES.

                  (a) Argosy hereby guarantees to the Conseco Parties the full and timely payment of any amounts payable, and the prompt performance of any obligations to be performed, by Indiana Gaming under this Agreement, when and as the same shall become due hereunder.

                  (b) Conseco hereby guarantees to Argosy and Indiana Gaming the prompt performance of any obligations to be performed by Conseco LLC under this Agreement, when and as the same shall become due hereunder.

                  (c) The guarantees set forth in Section 9(a) and (b) hereof are guarantees of payment and performance and not of collection only.

                  10.      CONDITION AND TERMINATION.

                  (a) It shall be a condition precedent to (i) Conseco LLC's obligation to sell the Conseco Partnership Interest that the warranties and representations of the Argosy Parties set forth in Section 8 hereof shall be true and correct in all material respects on the Closing Date as if made on such date; and (ii) Indiana Gaming's obligation to pay the Settlement/Purchase Price that the warranties and representations of the Conseco Parties set forth in
Section 7 hereof, shall be true and correct in all material respects on the Closing Date as if made on such date.

                  (b) The Argosy Parties or the Conseco Parties may terminate this Agreement only as follows:

                           (i) by mutual written agreement of the Argosy Parties and Conseco Parties;

                           (ii) by the Argosy Parties if the conditions precedent for their benefit set forth in
                                    Section 10(a)(ii) are not satisfied or
                                    waived on or prior to the Closing Date; or

                           (iii) by the Conseco Parties if the conditions precedent for their benefit set forth in
                                    Section 10(a)(i) are not satisfied or waived on or prior to the Closing Date.

                  11.      RELEASES.

                  (a) CONSECO PARTIES RELEASE. In consideration of the covenants and releases set forth herein and in the Settlement Agreement, the Settlement/Purchase Price and the consummation of the transactions contemplated by this Agreement, the Conseco Parties agree to, as of the Closing Date, release, waive and forever discharge the Argosy Parties and the Partnership (including any of their affiliates, officers, employees, directors, attorneys, agents or shareholders) from any and all actions, suits, damages, claims and demands which the Conseco Parties may have as of the date hereof and as of the Closing Date against the Argosy Parties or the Partnership (or any of their respective affiliates, officers, employees, directors, attorneys, agents or shareholders), (i) arising out of, under or in connection with the valuation of and purchase of the Conseco Partnership Interest and (ii) arising out of, or in connection with, or relates in any manner to, the claims asserted in the Litigation. Notwithstanding the foregoing, nothing herein is intended to release the Argosy Parties or the Partnership, from any of their respective obligations under this Agreement or the Settlement Agreement.

                  (b) ARGOSY PARTIES OR THE PARTNERSHIP RELEASE. In consideration of the covenants and releases set forth herein and in the Settlement Agreement and the consummation of the transactions contemplated by this Agreement, the Argosy Parties and the Partnership agree to, as of the Closing Date, release, waive and forever discharge the Conseco Parties (including any of their affiliates, officers, employees, directors, attorneys, agents or shareholders) from any and all actions, suits, damages, claims and demands which the Argosy Parties and/or the Partnership may have as of the date hereof and as of the Closing Date against the Conseco Parties (or any of their respective affiliates, officers, employees, directors, attorneys, agents or shareholders), (i) arising out of, under or in connection with the valuation of and purchase of the Conseco Partnership Interest and (ii) arising out of, or in connection with, or relates in any manner to, the claims asserted in the Litigation. Notwithstanding the foregoing, nothing herein is intended to release the Conseco Parties from any of their respective obligations under this Agreement or the Settlement Agreement.

                  12. AMENDMENTS. Any amendment to this Agreement, shall be made in writing and signed by the Conseco Parties and the Argosy Parties.

                  13. ENFORCEABILITY. If any provision of this Agreement shall be held invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

                  14. GOVERNING LAW AND JURISDICTION. The terms and conditions of this Agreement and the parties' obligations hereunder shall be construed under and be governed by the internal laws of Indiana, without regard to the principles of choice of law. The parties also stipulate and agree that any and all disputes arising out of this Agreement shall be litigated, if at all, exclusively in the Hamilton Superior Court, State of Indiana, and all parties consent and stipulate to the jurisdiction and venue of the Hamilton Superior Court.

                  15. ATTORNEYS' FEES. In the event that any party files an action to enforce any term of this Agreement, the prevailing party in that action shall be entitled to recover its reasonable attorneys' fees, costs and expenses incurred in litigating the claims arising out of this Agreement.

                  16. ENTIRE AGREEMENT. This Agreement and the Settlement Agreement will contain the entire agreement of the parties with respect to the settlement of the Litigation, the payment of the Settlement/Purchase Price and the purchase of the Conseco Partnership Interest. No party has relied on representations or promises of any other party to execute this Agreement other than the representations and promises contained in this Agreement.

                  17. ASSIGNMENT. The rights and obligations of the parties hereto under this Agreement shall inure to the benefit of, and shall be binding upon, the heirs, successors and assigns of such parties. Indiana Gaming shall have the right to assign its purchase rights hereunder to a subsidiary of Argosy and the Argosy guarantee set forth in
Section 9 hereof shall apply to such subsidiary.

                  18. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given on the date when personally delivered or sent by facsimile or on the third day after being mailed, by certified or registered mail, return receipt requested, addressed to the intended recipient as follows:

                  If to the Argosy Parties:

                           c/o Argosy Gaming Company
                           219 Piasa Street
                           Alton, IL  62002
                           Attn:  James B. Perry
                           Fax:  (618) 474-7636

                  with a copy to:

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Attention:  Joseph A. Walsh, Jr.
                           Fax:  (312) 558-5700

                  If to the Conseco Parties:

                           Conseco, Inc.
                           11825 N. Pennsylvania Avenue
                           Carmel, Indiana 46032-4570
                           Attention:  David K. Herzog
                           Fax: (317) 817-6327

                  with a copy to:

                           Baker & Daniels
                           300 North Meridian Street
                           Suite 2700
                           Indianapolis, Indiana  46204
                           Attention:  Thomas G. Stayton
                           Fax:  (317) 237-1000

                  Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with the contents.

                  19. WAIVER. No claim or right arising out of a breach or default under this Agreement can be discharged in whole or in part by a waiver of that claim or right unless the waiver is in writing and executed by the aggrieved party hereto or its or his duly authorized agent. A waiver by any party hereto of a breach or default by the other party hereto of any provision of this Agreement shall not be deemed a waiver of any prior or subsequent compliance therewith and such provision shall remain in full force and effect.

                  20. TERMINATION OF FINANCIAL ADVISORY AGREEMENT. Pursuant to
Section 4 of the Financial Advisory Agreement dated April 11, 1994 (as amended by that certain Amendment No. 1 to Financial Advisory Agreement dated February 21, 1996) (the "Financial Advisory Agreement") between Indiana Gaming and Conseco, Conseco acknowledges and agrees that such Agreement shall terminate and Conseco shall have no further rights thereunder upon the Closing on the Closing Date of the transactions contemplated by this Agreement, except for any fees accrued and unpaid as of the Closing Date.

                  21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, EACH of which when so execute and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                            [signature page follows]

                  IN WITNESS WHEREOF, this Partnership Interest Purchase and Sale Agreement has been executed by the parties hereto on the date first above written.

                    ARGOSY GAMING COMPANY

                    By:      /s/ Dale R. Black
                             --------------------------------------------
                    Title:   Sr. Vice President and CFO
                             --------------------------------------------


                    INDIANA GAMING COMPANY

                    By:      /s/ Dale R. Black
                             --------------------------------------------
                    Title:   Vice President
                             --------------------------------------------

                    CONSECO ENTERTAINMENT, L.L.C.

                    By:      Conseco Entertainment, Inc.
                    Title:   Manager and Member
                    By:      /s/ David K. Herzog
                             --------------------------------------------
                             Executive Vice President,
                             General Counsel and Secretary
                             ----------------------------------------------

                    CONSECO, INC.

                    By:      /s/ David K. Herzog
                             --------------------------------------------
                    Title:   Executive Vice President,
                             General Counsel and Secretary
                             ----------------------------------------------


                  The following party is a signatory to this Partnership Interest Purchase and Sale Agreement for the limited purposes set forth in
Section 11 hereto:

INDIANA GAMING COMPANY, L.P.

By:      Indiana Gaming Company, its general partner

         By:    /s/ Dale R. Black
             ------------------------
         Title: Vice President
                ---------------------

                                    EXHIBIT A
                                   LITIGATION



1. Conseco LLC commenced a civil action on June 14, 2000 against the Partnership, Indiana Gaming, Centaur and RJ in Tippecanoe Superior Court No. 1, under Cause No. 79D01-0006-CP-235, seeking to enforce certain rights under the Partnership Agreement (the "Tippecanoe County Action").


2. Indiana Gaming commenced a civil action on September 5, 2000 against Conseco LLC, Centaur and RJ in the Circuit Court of the Third Judicial Circuit of Madison County, Illinois, under Case No. 00-MR-411, seeking to enforce certain rights under the Partnership Agreement (the "Madison County Action").


3. Conseco commenced a civil action on October 17, 2000 against the Partnership, Indiana Gaming, Argosy, Centaur and RJ in Hamilton Superior Court No. 1, under Cause No. 29D01-0010-CP-653, seeking damages and injunctive relief for alleged interference with certain contracts, interference with business relations, and abuse of process (the "Hamilton County Action").

                                    EXHIBIT B
                             HAMILTON COUNTY ACTION
                            STIPULATION OF DISMISSALS



                  To be mutually agreed to by the Argosy Parties and Conseco Parties prior to the Closing.